UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2023 (November 1, 2023)

 TG Venture Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-41000	86-1985947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1390 Market Street, Suite 200

San Francisco, CA 94102
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (628) 251-1369

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	TGVCU	Nasdaq Global Market
Class A Common Stock, par value $0.0001 per share	TGVC	Nasdaq Global Market
Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	TGVCW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Amendment No. 3 to the Trust Agreement

As disclosed in the Current Report on Form 8-K that TG Venture Acquisition Corp., a Delaware corporation (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 5, 2021, the Company previously entered into that certain Investment Management Trust Agreement, dated November 2, 2021, with Continental Stock Transfer & Trust Company (“CST”), as trustee (as previously amended, the “Trust Agreement”). On November 1, 2023, the Company held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved a third amendment to the Trust Agreement (the “Third Trust Amendment”) that extends the date by which the Company must liquidate the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”), from November 5, 2023 to May 5, 2024, as described in the Definitive Proxy Statement on Form DEF 14A filed by the Company with the SEC on October 12, 2023 (the “Proxy Statement”). Following such approval by the Company’s stockholders, the Company and CST entered into the Third Trust Amendment on November 1, 2023.

The foregoing description of the Third Trust Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Trust Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Special Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”, and such amendment, the “Charter Amendment”) that extends the date by which the Company must consummate an initial business combination for up to an additional six months from November 5, 2023 until up to May 5, 2024 (the date which is 30 months from the closing date of the IPO), as described in the Proxy Statement. The Charter Amendment was filed with the Delaware Secretary of State and has an effective date of November 1, 2023.

The foregoing description of the Charter Amendment is qualified in its entirety by the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

As of the close of business on October 10, 2023, the record date for the Special Meeting, there were 4,282,345 shares of the Company’s common stock (“Common Stock”) issued and outstanding, each of which was entitled to one vote with respect to each of the proposals presented at the Special Meeting. A total of 3,657,546 shares of Common Stock, representing approximately 85.4% of the outstanding shares of Common Stock entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum. The proposals listed below are described in more detail in the Proxy Statement.

The Charter Amendment Proposal

The stockholders approved an amendment to the Charter to extend the date by which the Company must consummate a business combination from November 5, 2023 (the “Original Termination Date”) to December 5, 2023 (the “Combination Period”), and to allow the Company, without another stockholder vote, to elect to extend the Combination Period on a monthly basis for up to five times by an additional one month each time after December 5, 2023, by resolution of the Company’s board of directors, if requested by the Company’s sponsor Tsangs Group Holdings Limited, and upon five days’ advance notice prior to the expiration of the applicable Combination Period, until May 5, 2024, or a total of up to six months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto, by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN
3,657,543	3	—

The Trust Amendment Proposal

The stockholders approved an amendment to the Trust Agreement, allowing the Company to extend the date by which the Trust Account is to be liquidated pursuant to the Trust Agreement, from November 5, 2023 to May 5, 2024, unless the closing of a business combination shall have occurred prior thereto, by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN
3,657,543	3	—

No other items were presented for stockholder approval at the Special Meeting.

Item 7.01. Regulation FD Disclosure.

The information set forth below under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

In connection with the Charter Amendment Proposal, holders of 467,026 shares of the Common Stock exercised their right to redeem their shares (and did not withdraw their requests for redemption) for a cash redemption price of approximately $11.04 per share, or an aggregate redemption amount of approximately $5.16 million. Following such redemptions, approximately $9.59 million will remain in the Trust Account and 3,815,319 shares of Common Stock will remain issued and outstanding.

On November 2, 2023, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 8.01. Other Events.

Amendment No. 4 to the Trust Agreement

On November 1, 2023, the Company and CST entered into a fourth amendment to the Trust Agreement (the “Fourth Trust Amendment”) to allow for the funds in the Trust Account to be held in an interest-bearing bank demand deposit account.

The foregoing description of the Fourth Trust Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Trust Amendment, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of TG Venture Acquisition Corp., dated as of November 1, 2023.
10.1	Amendment No. 3 to Investment Management Trust Agreement, dated as of November 1, 2023, by and between TG Venture Acquisition Corp. and Continental Stock Transfer & Trust Company.
10.2	Amendment No. 4 to Investment Management Trust Agreement, dated as of November 1, 2023, by and between TG Venture Acquisition Corp. and Continental Stock Transfer & Trust Company.
99.1	Press Release, dated November 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Venture Acquisition Corp.

By:	/s/ Pui Lan Patrick Tsang
	Name:	Pui Lan Patrick Tsang
	Title:	Chief Executive Officer and Director

Dated: November 2, 2023